UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016

Alliance One International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a)    On June 30, 2016, Alliance One International, Inc. (the “Company”) received a notice from NYSE Regulation, Inc. (“NYSE Regulation”) indicating that the Company is not in compliance with the continued listing requirements of the New York Stock Exchange (the “NYSE”) under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the fiscal year ended March 31, 2016 (the “Form 10-K”). Under the NYSE rules, the Company will have six months to file the Form 10-K with the SEC. The Company can regain compliance with the NYSE listing standards at any time prior to such date by filing the Form 10-K with the SEC. If the Company fails to file its Form 10-K prior to such date, then NYSE Regulation may grant, at its discretion, a further extension of up to six additional months, depending on the specific circumstances. The letter from the NYSE Regulation also notes that the NYSE Regulation may commence delisting proceedings at any time if the circumstances warrant.

As disclosed by the Company in its Form 12b-25/A filed with the SEC on June 29, 2016, on May 25, 2016, the Company filed with the SEC its Amendment No. 1 on Form 10-K/A for the fiscal year ended March 31, 2015 (the “Form 10-K/A”) to amend its Annual Report on Form 10 K for such fiscal year, its amendment No. 1 on Form 10-Q/A for the period ended June 30, 2015 (the “Form 10-Q/A”) to amend its Quarterly Report on Form 10-Q for such period, its Quarterly Report on Form 10-Q for the period ended September 30, 2015 (the “Second Quarter Form 10-Q”) and its Quarterly Report on Form 10-Q for the period ended December 31, 2015 (the “Third Quarter Form 10-Q”). The Form 10-K/A and Form 10-Q/A were filed to correct errors the Company discovered in its accounting at its Kenya subsidiary; certain details regarding those errors and adjustments are discussed in Note 1A “Restatement of Previously Issued Consolidated Financial Statements” of Notes to Consolidated Financial Statements (As Restated) included in Item 8 of the Form 10-K/A and in Note 1A “Restatement of Previously Issued Condensed Consolidated Financial Statements” of Notes to Condensed Consolidated Financial Statements (As Restated) included in Item 1 of the Form 10 Q/A. The effort required to file the 10-K/A, the Form 10-Q/A, the Second Quarter Form 10-Q and Third Quarter Form 10-Q has delayed the preparation and completion of the Company’s Form 10-K for the fiscal year ended March 31, 2016. As a result, the Company was unable to file the Form 10-K within the prescribed time period. The Company intends to file the Form 10-K as soon as practicable.

(b)    Prior to its receipt of the above-described notice, on June 29, 2016, the Company notified NYSE Regulation that it would be unable to timely file the Form 10-K and as a result would not be in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual. The consequences of such non-compliance are described above. The Company intends to file the Form 10-K as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 1, 2016

ALLIANCE ONE INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.
William L. O’Quinn, Jr.
Senior Vice President – Chief Legal
Officer and Secretary

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